EX-99.B(h)mhssafid

                                    EXHIBIT C

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
                                                                             Bond or
Name of Bond                                                                 Policy No.        Insurer
Investment Company                                                           87015199B         ICI
Blanket Bond Form                                                                              Mutual
                                                                                               Insurance
                                                                                               Company
     Fidelity                                             $20,400,000
     Audit Expense                                             50,000
     On Premises                                           20,400,000
     In Transit                                            20,400,000
     Forgery or Alteration                                 20,400,000
     Securities                                            20,400,000
     Counterfeit Currency                                  20,400,000
     Uncollectible Items of
         Deposit                                               25,000
     Phone-Initiated Transactions                          20,400,000
     Total Limit                                           20,400,000

Directors and Officers/                                                      87015199D         ICI
Errors and Omissions Liability                                                                 Mutual
Insurance Form                                                                                 Insurance
     Total Limit                                          $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                                     30S100639551      Aetna
                                                                                               Life &
                                                                                               casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                                       42SUN339806       Hartford
                                                                                               Casualty
                                                                                               Insurance
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